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                                                                   EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

  We hereby consent to the reference to our firm in this Registration Statement on Form S-1, for Zydeco Energy, Inc. under the headings "Oil and Gas Reserves" and "Supplemental Information on Oil and Gas Producing Activities".

                                          /s/ Ryder Scott Company Petroleum
                                           Engineers

                                          RYDER SCOTT COMPANY
                                          PETROLEUM ENGINEERS

Houston, Texas

July 2, 1997